Exhibit 99.1

Qualcomm Contacts:

Pete Lancia, Corporate Communications

Phone: 1-858-845-5959

Email: corpcomm@qualcomm.com

John Sinnott, Investor Relations

Phone: 1-858-658-4813

Email: ir@qualcomm.com

Information Agent Contact:

Global Bondholder Services Corporation

Phone: 1-866-470-3900 (toll free)

1-212-430-3774 (collect)

Qualcomm Announces Private Exchange Offers for Four Series of Notes Open to Certain Investors

SAN DIEGO – May 21, 2018 – Qualcomm Incorporated (NASDAQ: QCOM) announced today the commencement of a transaction to exchange four series of its outstanding notes totaling $4 billion as detailed below. While Qualcomm remains committed to the acquisition (the “Acquisition”) of NXP Semiconductors N.V. (“NXP”), it is uncertain if the Acquisition will be consummated on or before June 1, 2018. The four series of outstanding notes are intended to finance the Acquisition and contain provisions that will require Qualcomm to redeem such notes if the Acquisition has not been consummated on or before June 1, 2018 or if the related purchase agreement is terminated beforehand. As a result, Qualcomm is offering to certain holders of such notes the opportunity to exchange those notes for four new series of notes that contain a provision requiring Qualcomm to redeem such new notes if the Acquisition has not been consummated on or before November 1, 2018 (instead of June 1, 2018).

Only holders who are “qualified institutional buyers” or who are non-U.S. persons (other than “retail investors” in the European Economic Area and investors in any province or territory of Canada that are individuals or that are institutions or other entities that do not qualify as both “accredited investors” and “permitted clients”) are eligible to participate in this transaction, as more fully described below. Concurrently with this transaction, Qualcomm also announced today the commencement of a transaction to repurchase such four series of notes pursuant to cash tender offers (each, a “Cash Offer” and collectively, the “Cash Offers”), which are open only to holders who are not eligible to participate in the exchange transaction.

The exchange transaction consists of four separate private offers to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”), any and all of the outstanding notes listed in the table below (collectively, the “Old Notes”). Each of the Old Notes contains a special mandatory redemption (“SMR”) provision which requires Qualcomm to redeem the Old Notes at a redemption price equal to 101% of the aggregate principal amount of the Old Notes, plus accrued and unpaid interest to, but excluding, the date of such special mandatory redemption, if the Acceptance Time, as defined in the Purchase Agreement, dated October 27, 2016 (as amended, the “Purchase Agreement”), by and between Qualcomm River Holdings B.V., an indirect, wholly owned subsidiary of Qualcomm and NXP, has not occurred on or before 11:59 p.m., New York City time on June 1, 2018 (the “SMR Date”) or if, prior to such date, the Purchase Agreement is terminated. Qualcomm is offering to exchange each of the four series of Old Notes for (i) four new series of Qualcomm’s senior notes which will each have an SMR Date of November 1, 2018, which is five months after the SMR Date of the applicable series of Old Notes; and (ii) cash, on the terms and subject to the conditions set forth in the Offering Memorandum dated May 21, 2018 (the “Offering Memorandum” and, together with the eligibility letter, the Canadian holder form and the notice of guaranteed delivery, the “Exchange Offer Documents”). No consents are being solicited as part of the Exchange Offers and no overall minimum condition exists for the Exchange Offers, although the Exchange Offer for the 2.100% Notes due 2020 may be subject to a minimum condition as set forth in the table below.

If the Acquisition is not completed on or prior to June 1, 2018, Qualcomm will redeem any Old Notes not exchanged in these Exchange Offers or tendered in the Cash Offers in accordance with the terms of the Old Notes, including, with respect to the Floating Rate Notes due 2019 (the “Old 2019 Floating Rate Notes”) and the Floating Rate Notes due 2020 (the “Old 2020 Floating Rate Notes”, and together with the Old 2019 Floating Rate Notes, the “Old Floating Rate Notes”), pursuant to the applicable SMR provisions at a redemption price equal to 101% of the principal amount of such Old Floating Rate Notes, plus accrued but unpaid interest to, but excluding, the date of such special mandatory redemption, or as described in the immediately following paragraph.

In accordance with their terms, Qualcomm may redeem the 1.850% Notes due 2019 (the “Old 2019 Fixed Rate Notes”) and the 2.100% Notes due 2020 (the “Old 2020 Fixed Rate Notes”, and together with the “Old 2019 Fixed Rate Notes”, the “Old Fixed Rate Notes”) at any time under the “make whole” optional redemption provision. Assuming Qualcomm does not determine that all conditions to the closing of the Acquisition as set forth in the Purchase Agreement are reasonably likely to be satisfied or waived on or before June 1, 2018, Qualcomm intends to exercise, on or after May 31, 2018, Qualcomm’s right to redeem the Old Fixed Rate Notes that are not accepted by Qualcomm in the Exchange Offers or in the Cash Offers under the “make whole” optional redemption provision. According to Qualcomm’s current calculations, and subject to changes in interest rates that may occur after the date hereof, Qualcomm expects the redemption price under any such optional redemption to be equal to 100% of the principal amount of the Old Fixed Rate Notes to be redeemed.

The Exchange Offers will expire at 5:00 p.m., New York City time, on May 25, 2018, unless extended or earlier terminated by Qualcomm (the “Exchange Offer Expiration Date”). Tenders of Old Notes submitted in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m. New York City time, on May 25, 2018, subject to any extension by Qualcomm, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by Qualcomm). The “Exchange Offer Settlement Date” will be promptly following the Exchange Offer Expiration Date and is expected to be May 31, 2018.

								Total Consideration (1)
Title of Series of Old Notes to be Exchanged	Principal Amount Outstanding (mm)	CUSIP/ ISIN No.	Old Notes Maturity Date	Old Notes SMR Date	New Notes Maturity Date	New Notes SMR Date	Minimum Condition (mm)	New Notes (principal amount)	Cash
Floating Rate Notes due 2019	$750.00	747525AN3; US747525AN39	May 20, 2019	June 1, 2018	May 21, 2019	November 1, 2018	N/A	$1,000	$2.50
Floating Rate Notes due 2020	$500.00	747525AQ6; US747525AQ69	May 20, 2020	June 1, 2018	May 21, 2020	November 1, 2018	N/A	$1,000	$2.50
1.850% Notes due 2019	$1,250.00	747525AM5; US747525AM55	May 20, 2019	June 1, 2018	May 21, 2019	November 1, 2018	N/A	$1,000	$2.50
2.100% Notes due 2020	$1,500.00	747525AP8; US747525AP86	May 20, 2020	June 1, 2018	May 21, 2020	November 1, 2018	$300.0	$1,000	$2.50

(1)	Total Consideration per $1,000 principal amount of Old Notes validly tendered and not validly withdrawn and accepted for exchange, which includes a cash fee of $2.50 per $1,000 principal amount of such Old Notes.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders (as defined below) who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the Exchange Offer Expiration Date and tender their Old Notes pursuant to the Exchange Offers at or prior to 5:00 p.m., New York City time, on the second business day after the applicable Exchange Offer Expiration Date pursuant to guaranteed delivery procedures, expected to be May 30, 2018, subject in each case to tendering the applicable minimum denominations, and whose Old Notes are accepted for exchange by Qualcomm, will receive the applicable Total Consideration specified in the table above.

Qualcomm will deliver New Notes in exchange for Old Notes accepted for exchange in the Exchange Offers and pay the cash consideration on the Exchange Offer Settlement Date. No accrued but unpaid interest will be paid on the Old Notes in connection with the Exchange Offers. However, interest on each New Note will accrue from and include the most recent interest payment date of the tendered Old Note.

Each Exchange Offer is subject to certain conditions, including (i) that in the case of the Old 2020 Fixed Rate Notes, the aggregate principal amount of New Notes to be issued under the Exchange Offer for the Old 2020 Fixed Rate Notes must be equal to or greater than the minimum condition amount corresponding to such Exchange Offer set forth in the table above (the “Minimum Condition”), (ii) the timely satisfaction or waiver of all of the conditions precedent to the completion of the Cash Offers for such series of Old Notes (with respect to each Cash Offer, the “Cash Offer Completion Condition”) and (iii) that Qualcomm does not determine, in its reasonable discretion, prior to the Exchange Offer Expiration Date, that all conditions to the Acquisition as set forth in the Purchase Agreement are reasonably likely to be satisfied or waived on or before June 1, 2018. Qualcomm will terminate an Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes, and Qualcomm will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes. The Cash Offer Completion Condition may not be waived by Qualcomm; however, Qualcomm reserves the right, in its sole discretion, to waive the other conditions.

The Exchange Offers are only made, the New Notes are only being offered and will only be issued, and copies of the Offering Memorandum will only be made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in the European Economic Area, that they are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (x) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (y) a customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (z) not a qualified investor as defined in Directive 2003/71/EC (as amended, the “Prospectus Directive”)) and (iii) if located or resident in any province or territory of Canada, is not an individual and is an “accredited investor” as such term is defined in National Instrument 45-106 of the Canadian Securities Administrators or section 73.3(1) of the Securities Act (Ontario), and in each case, is also a “permitted client” as defined in National Instrument 31- 103 of the Canadian Securities Administrators (“Canadian Eligible Holders”). Qualcomm refers to holders of Old Notes who certify to Qualcomm that they are eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions as “Exchange Offer Eligible Holders”.

Only Exchange Offer Eligible Holders who have confirmed they are Exchange Offer Eligible Holders via the eligibility letter are authorized to receive or review the Exchange Offer Documents or to participate in the Exchange Offers. For Canadian Eligible Holders, such participation is also conditioned upon the receipt of the Canadian holder form. There is no separate letter of transmittal in connection with the Offering Memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the Exchange Offer Documents. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Exchange Offer Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

MiFID II professionals/ECPs-only / No PRIIPs KID – Manufacturer target market (MIFID II product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs key information document (KID) has been prepared as not available to retail in EEA.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Global Bondholder Services Corporation will act as the exchange agent and information agent for the Old Notes in the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Exchange Offer Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: http://gbsc-usa.com/eligibility/QUALCOMM.

About Qualcomm

Qualcomm invents breakthrough technologies that transform how the world connects and communicates. When we connected the phone to the Internet, the mobile revolution was born. Today, our inventions are the foundation for life-changing products, experiences, and industries. As we lead the world to 5G, we envision this next big change in cellular technology spurring a new era of intelligent, connected devices and enabling new opportunities in connected cars, remote delivery of health care services, and the IoT — including smart cities, smart homes, and wearables. Qualcomm Incorporated includes our licensing business, QTL, and the vast majority of our patent portfolio. Qualcomm Technologies, Inc., a subsidiary of Qualcomm Incorporated, operates, along with its subsidiaries, all of our engineering, research and development functions, and all of our products and services businesses, including, the QCT semiconductor business.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

###